SEC File Nos. 033-02610
                                                                       811-04550




                               THE MAINSTAY FUNDS

                        MainStay California Tax Free Fund


                         Supplement dated June 12, 2001
                       to the Prospectus dated May 1, 2001


          The Board of Trustees of The MainStay Funds (the "Trust") has approved a Plan of Liquidation and Dissolution (the "Plan") relating to the MainStay California Tax Free Fund (the "Fund"), effective June 12, 2001. Management's recommendation to the Board to approve the Plan was based on the Fund's failure to reach expected asset levels, making it difficult to operate efficiently. As a result, the Board of Trustees has concluded that it is in the best interests of shareholders to liquidate the Fund.

          In connection with the proposed liquidation and dissolution of the Fund, the Board has directed the Trust's distributor to cease offering shares of the Fund effective as of June 12, 2001. On and after that date, however, shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of other MainStay Funds until the liquidation.

          It is anticipated that the Fund will liquidate no later than July 27, 2001. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.